Digital Assets	6 Months Ended
Jun. 30, 2026
Digital Assets [Abstract]
Digital Assets

5. Digital Assets

During the six months ended June 30, 2026, the Company acquired digital assets, which were held with BitGo Trust Company.. The table below summarizes the composition of digital assets as of June 30, 2026.

	June 30, 2026 (Unaudited)
	Units	Cost Basis	Fair Value
Digital assets held:
Native BNB	3,136	$546	$1,710,836
Tether USD	2,000,003	1	1,997,776

Total	2,003,139	$547	$3,708,612

Native BNB does not represent cash, cash equivalents, or a stablecoin, and it is not redeemable or convertible on a dollar-for-dollar basis with any fiat currency. The value of Native BNB is not fixed and is subject to market volatility, with prices determined by supply and demand in active trading markets. As of June 30, 2026, no impairment or downward revaluation was recognized.

Tether USD (“USDT”) is a U.S. dollar-denominated stablecoin issued by Tether and designed to maintain a value of approximately one U.S. dollar per token. USDT is a digital asset that operates on blockchain networks and is backed by reserves maintained by its issuer. Although USDT is designed to maintain parity with the U.S. dollar, its market value may fluctuate due to market conditions, liquidity, regulatory developments, and risks associated with the issuer and its reserves.

The following represents the changes in quantity of BNB and the respective fair value:

	Native BNB	Fair Value
Beginning balance as of January 1, 2026	-	$-
BNB purchased	8,423	6,655,558
BNB sold	(5,107)	(5,026,452)
Net realized gain on investments in BNB	-	81,730
Ending balance as of June 30, 2026	3,316	$1,710,836